EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                  ACT OF 2002

I Heather M.T. Ho, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Annual Report on Form 10-K of BURROW MINING, INC. (the "Company") for the fiscal year ended October 30, 2008 ( the "Report") fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.


Date:  January 30, 2009


/s/ Heather M.T. Ho
HEATHER M.T. HO
Secretary, Treasurer
and Director